Cash and cash equivalents (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and due from banks	$ 6,718	$ 12,814
Interest-bearing deposits in banks	700,312	830,670
Total	707,030	843,484
Less:
Interest-bearing deposits with original maturities of more than three months	0	30,000
Pledged deposits	14,519	23,994
Cash and cash equivalents, Total	$ 692,511	$ 789,490	$ 420,639	$ 401,974